Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Duke Realty Limited Partnership (the “Partnership”) on Form 10-Q for the quarter ending June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dennis D. Oklak, President and Chief Executive Officer of the General Partner, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

/s/ Dennis D. Oklak
Dennis D. Oklak
President and Chief Executive Officer
of the General Partner
August 11, 2004

A signed original of this written statement required by Section 906 has been provided to Matthew A. Cohoat, Executive Vice President and Chief Financial Officer of the General Partner and will be retained by Mr. Cohoat and furnished to the Securities and Exchange Commission upon request.